Exhibit 23.2


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Kirby Corporation

We consent to the use of our reports incorporated herein by reference.


/s/ KPMG LLP

KPMG LLP

Houston, Texas
October 31, 2001